Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made effective as of January 1, 2012, by and among WILHELMINA INTERNATIONAL, INC., a Delaware corporation, (“Borrower”), AMEGY BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), and each of the Guarantors set forth on the signature pages hereof (each a “Guarantor”, and collectively the “Guarantor”).

RECITALS

A. Borrower and Lender entered into that certain Credit Agreement dated as of April 20, 2011 (the “Credit Agreement”).

B. In connection with the Credit Agreement, Borrower executed and delivered to Lender that certain Line of Credit Promissory Note dated April 20, 2011, in the stated principal amount of $500,000.00 (the “Existing Line of Credit Note”).

C. In connection with the Credit Agreement, Guarantors executed and delivered to Lender that certain Guaranty Agreement dated as of April 20, 2011 (the “Guaranty”).

D. Borrower has requested Lender (i) to extend additional credit to Borrower, (ii) to extend the maturity date of the Existing Line of Credit Note, and (iii) to amend the Credit Agreement in certain respects, and Lender has agreed to the same upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as assigned to them in the Credit Agreement, as amended hereby.

ARTICLE II
AMENDMENTS

Section 2.1. Amendment to Section 1.1(a) and (b) of the Credit Agreement.  Section 1.1(a) and (b) of the Credit Agreement are hereby amended and restated in their entirety to hereafter read as follows.

“(a)           Line of Credit.  Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including December 31, 2012 not to exceed at any time the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (“Line of Credit”), the proceeds of which shall be used (i) to pay fees and expenses incurred in connection with this Agreement and the transaction contemplated hereby, (ii) to pay in full that certain promissory note dated December 31, 2009 in the original principal amount of $1,750,000.00 executed by Borrower and payable to Dieter Esch, as amended, renewed and extended pursuant to Amendment to Promissory Note dated December 10, 2010 and (iii) for working capital and other general business purposes of Borrower.  Borrower’s obligation to repay advances under the Line of Credit shall be evidenced by an Amended and Restated Line of Credit Promissory Note dated as of January 1, 2012, in the stated principal amount of $1,500,000.00 (as such promissory note may be amended, restated, refinanced or otherwise modified from time to time, “Line of Credit Note”), all terms of which are incorporated herein by this reference.

(b)           Limitation on Borrowings.  Outstanding borrowings under the Line of Credit, to a maximum of the principal amount set forth above, shall not at any time exceed the then-current borrowing base (the “Borrowing Base”) equal to the following amount as determined in good faith by Bank based upon a Borrowing Base Certificate (herein so called) in the form of Exhibit A attached hereto and incorporated herein by reference or in such other form as may be acceptable to Bank and such other information as Bank may consider relevant to such determination: the lesser of (i) $1,500,000.00 or (ii) an amount equal to sixty-five percent (65%) of the aggregate value of Borrower’s Eligible Accounts Receivable, (which lesser amount, as of any date of determination, is hereinafter called the “Borrowing Base Amount”).  All of the foregoing shall be determined by Bank upon receipt and review of all collateral reports required hereunder and such other documents and collateral information as Bank may from time to time reasonably require.  Borrower acknowledges that the Borrowing Base was established by Bank with the understanding that, among other items, the aggregate of all returns, rebates, discounts, credits and allowances for the immediately preceding three (3) months at all times shall be less than five percent (5%) of Borrower’s aggregate gross sales for said period.  If such dilution of Borrower’s accounts for the immediately preceding three (3) months at any time exceeds five percent (5%) of Borrower’s aggregate gross sales for said period, or if there at any time exists any other matters, events, conditions or contingencies which Bank reasonably believes may affect payment of any portion of any Borrower’s accounts, Bank, in its sole discretion, may reduce the foregoing advance rate against Eligible Accounts Receivable to a percentage appropriate to reflect such additional dilution and/or establish additional reserves against Borrowers’ Eligible Accounts Receivable.

As used herein, “Eligible Accounts Receivable” shall mean and consist solely of trade accounts created in the ordinary course of Borrower’s business, upon which Borrower’s right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which Bank has a perfected security interest of first priority, and shall not include:

(i) any account which is unpaid more than ninety (90) days past the initial invoice date therefor;

(ii) that portion of any account for which there exists any right of setoff, defense or discount (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted;

(iii) any account which represents an obligation of any state or municipal government or of the United States government or any political subdivision thereof;

(iv) any account which represents an obligation of an account debtor located in a foreign country;

(v) any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate, partner, member, parent or subsidiary of Borrower;

(vi) that portion of any account, which represents interim or progress billings or retention rights on the part of the account debtor;

(vii) any account which represents an obligation of any account debtor when twenty percent (20%) or more of Borrower’s accounts from such account debtor are not eligible pursuant to (i) above;

(viii) that portion of any account from an account debtor which represents the amount by which such Borrower’s total accounts from said account debtor exceeds twenty percent (20%) of Borrower’s total accounts; or

(ix) any account deemed ineligible by Bank when Bank, in its sole discretion, deems the creditworthiness or financial condition of the account debtor, or the industry in which the account debtor is engaged, to be unsatisfactory.”

Section 2.2. Amendment to Subsection (a) of Section 4.9 of the Credit Agreement.  Subsection (a) of Section 4.9 of the Credit Agreement is amended and restated in its entirety to hereafter read as follows:

“(a)           Minimum Net Worth.  Minimum Net Worth of not less than $21,250,000.00 on a quarterly basis, determined as of each fiscal quarter end.

For purposes hereof the following terms shall have the meanings indicated:

“Minimum Net Worth” means, with respect to the Loan Parties as of the date of calculation, the Total Assets of the Loan Parties minus the Total Liabilities of the Loan Parties.

“Total Assets” means, with the respect to the Loan Parties as of the date of calculation, all assets (both current and non-current) which in conformity with generally accepted accounting principles, would be included as assets on a consolidated balance sheet of the Loan Parties.

“Total Liabilities” means, with respect to the Loan Parties as of the date of calculation, all amounts which in conformity with generally accepted accounting, would be included as liabilities on a consolidated balance sheet of the Loan Parties.”

ARTICLE III
CONDITIONS PRECEDENT

Section 3.1. Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by the Lender:

(a) The following instruments shall have been duly and validly executed and delivered to Lender by the parties thereto, all in form, scope and content satisfactory to the Lender:

(i) this Amendment executed by Borrower and Guarantors;

(ii) Amended and Restated Line of Credit Promissory Note dated of even date with this Amendment in the stated principal amount of $1,500,000.00 executed by Borrower and payable to the order of Lender (the “Amended and Restated Line of Credit Note”) which, in part represents a renewal of the Existing Line of Credit Note and, in part, represents an advance of additional monies to Borrower by Lender (the Existing Line of Credit Note, as amended and restated by the Amended and Restated Line of Credit Note is herein called the “Line of Credit Note”);

(iii) First Amendment to Pledge and Security Agreement dated of even date with this Amendment executed by Borrower and each Guarantor (the “First Amendment to Security Agreement”); and

(iv) Resolutions of the Board of Directors (or other governing body) of Borrower and each Guarantor certified by the Secretary or an Assistant Secretary (or other custodian of records of each such entity) which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to be executed in connection herewith.

(b) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent such representation and warranties relate to an earlier date.

(c) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

(d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender and its legal counsel.

(e) There shall have been no material adverse change in the condition (financial or otherwise) of Borrower or any Guarantor since April 20, 2011.

ARTICLE IV
RATIFICATIONS, REPRESENTATIONS, WARRANTIES

Section 4.1. Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower and Guarantors agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding obligations of Borrower and Guarantors, enforceable against Borrower and Guarantors in accordance with their respective terms.

Section 4.2. Renewal of Security Interests.  Borrower hereby renews, regrants and affirms the liens and security interests created and granted in the Credit Agreement and in all other Loan Documents (including, without limitation, that certain Pledge and Security Agreement dated April 20, 2011 executed by Borrower and Guarantors, as amended by the First Amendment to Security Agreement), secure the prompt payment of all indebtedness and obligations of Borrower and each Guarantor under the Loan Documents as amended and increased by the terms hereof.  Borrower and Guarantors agree that this Amendment shall in no manner affect or impair the liens and security interests securing the indebtedness of Borrowers and Guarantors to Lender and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrower and Guarantors to be valid and subsisting.

Section 4.3. Representations and Warranties.  Borrower and Guarantors hereby represent and warrant to Lender as follows:

(a) The execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the organizational documents of Borrower or any Guarantor, or any agreement, document, judgment, license, order or permit applicable to or binding upon Borrower or any Guarantor or their respective assets.  No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b) The representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c) No Event of Default under the Credit Agreement or any Loan Document has occurred and is continuing;

(d) Borrower and Guarantors are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which each is a party; and

(e) Neither Borrower nor any Guarantor has amended any of its organizational documents since the date of the execution of the Credit Agreement.

Section 4.4. Guarantors’ Consent and Ratification.  Each Guarantor hereby consents and agrees to the terms of this Amendment, and agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.  Furthermore, each Guarantor hereby agrees and acknowledge that (a) the  Guaranty is a Loan Document, (b) the Guaranty is not subject to any claims, defenses or offsets, (c) nothing contained in this Amendment or any other Loan Document shall adversely affect any right or remedy of Lender under the Guaranty, (d) the execution and delivery of this Amendment shall in no way reduce, impair or discharge any obligations of any Guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender against any Guarantor, (e) by virtue hereof and by virtue of the Guaranty, each Guarantor hereby guarantees to Lender the prompt and full payment and full and faithful performance by the Borrower of the entirety of the Guaranteed Obligations (as defined in the Guaranty) including, without limitation, all amounts owing under the Amended and Restated Line of Credit Note, (f) no Guarantor’s consent is required to the effectiveness of this Amendment, and (g) no consent by any Guarantor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Credit Agreement or any present or future Loan Document.

ARTICLE V
MISCELLANEOUS

Section 5.1. Survival of Representations and Warranties.  All representations and warranties made in the Credit Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

Section 5.2. Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

Section 5.3. Expenses of Lender.  As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, and any other Loan Document, including, without limitation, the reasonable costs and fees of Lender’s legal counsel.

Section 5.4. RELEASE. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN.  ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER AND ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATIONS FOR AND EXECUTION OF THE LOAN DOCUMENTS.

Section 5.5. Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.6. GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.7. Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 5.8. WAIVER OF TRIAL BY JURY.  THE PARTIES HERETO AGREE THAT NO PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY LENDER, BORROWER AND GUARANTORS.  EACH OF LENDER, BORROWER AND GUARANTORS ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

Section 5.9. Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 5.10. Descriptive Headings.  The captions in this Amendment are for convenience only and shall not define or limit the provisions hereof.

Section 5.11. ENTIRE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.12. Arbitration.  All disputes, claims, and controversies arising from this Amendment shall be arbitrated in accordance with Section 7.15 of the Credit Agreement.

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EXECUTED as of the date first written above.

BORROWER:

WILHELMINA INTERNATIONAL, INC.,
a Delaware corporation

By:
John Murray
Chief Financial Officer

LENDER: AMEGY BANK NATIONAL ASSOCIATION,
a national banking association

By:
Monica M. Alexander Senior Vice President

GUARANTOR:
WILHELMINA LICENSING LLC,
a Delaware limited liability company

By:
John Murray Vice President and Chief Financial Officer

WILHELMINA FILM & TV PRODUCTIONS LLC,
a Delaware limited liability company

By:
John Murray Vice President and Chief Financial Officer

WILHELMINA ARTIST MANAGEMENT LLC,
a New York limited liability company

By:
John Murray Vice President and Chief Financial Officer

WILHELMINA-MIAMI, INC.,
a Florida corporation

By:
John Murray Vice President and Chief Financial Officer

WILHELMINA INTERNATIONAL, LTD.,
a New York corporation

By:
John Murray Vice President and Chief Financial Officer

WILHELMINA WEST, INC.,
a California corporation

By:
John Murray Vice President and Chief Financial Officer

WILHELMINA MODELS, INC.,
a New York corporation

By:
John Murray Vice President and Chief Financial Officer

LW1, INC.,
a California corporation

By:
John Murray Vice President and Chief Financial Officer